Form N-SAR
Semi-Annual Report for Registered Investment Companies

Registrant's Name:
The Wachovia Municipal Funds

Date of Filing to which
Form SE Relates:
FYE
11/30/98

Type of Filing:

Form N-SAR

Paralegal's Name:
Maureen A. Ferguson
Paralegal's Extension No.:
7405

PORTFOLIO/SERIES NAMES
1
Wachovia South Carolina Municipal Bond Fund
2
Wachovia North Carolina Municipal Bond Fund
3
Wachovia Georgia Municipal Bond Fund
4
Wachovia Virginia Municipal Bond Fund
5

6

7

8

9

10




FORM SE Notification Form
N-SAR Exhibit Index
(Exhibits to be attached will appear in bold-face type)

77.A.
Are there any exhibits?
Yes:
X
No:

77.B.
Accountant's Report on Internal Control    [Annual N-SARs only]
77.C.
Matters Submitted to a Vote of Securities Holders
77.D.
Policies with Respect to Security Investments
77.E.
Legal Proceedings
77.F.
Changes in Security for Debt
77.G.
Defaults and Arrears on Senior Securities
77.H.
Changes in Control of Registrant
77.I.
Terms of New or Amended Securities
77.J.
Revaluation of Assets or Restatement of Capital Share Account
77.K.
Changes in Registrant's Certifying Accountant
77.L.
Changes in Accounting and Principles and Practices
77.M.
Mergers
77.N.
Actions Required to be Reported Pursuant to Rule 2a-7
77.O.
Transactions effected Pursuant to Rule 10f-3
77.P.
Information Required to be Filed Pursuant to Existing Exemptive Orders
77.Q.
Exhibits


Item 14 -- Form N-SAR

PORTFOLIO/SERIES NAME:
All


PORTFOLIO/SERIES NUMBER:



REGISTRANT'S NAME:
The Wachovia Municipal Funds


Affiliated Broker/Dealer

14
A
Broker/Dealer Name (if any):
None

B
File Number:
8-

14
A
Broker/Dealer Name (if any):


B
File Number:
8-

14
A
Broker/Dealer Name (if any):


B
File Number:
8-

14
A
Broker/Dealer Name (if any):


B
File Number:
8-

14
A
Broker/Dealer Name (if any):


B
File Number:
8-



Item 77 -- Form N-SAR

PORTFOLIO/SERIES NAME:
All


PORTFOLIO/SERIES NUMBER:



REGISTRANT'S NAME:
The Wachovia Municipal Funds




Y or N
77.A
 .
Is the Registrant filing any of the following attachments with
the current filing of Form N-SAR?    (Answer for all Series as
a group)
Y

NOTE: If answer is "Y," mark those items below being filed as an attachment to this form or incorporated by reference.



Filed as
an
Attachment
?
(Y or N)
B.
Accountant's Report on Internal Control [Annual N-SAR ONLY]
Y
C.
Matters Submitted to a Vote of Securities Holders
N
D.
Policies with Respect to Security Investments
N
E.
Legal Proceedings
N
F.
Changes in Security for Debt
N
G.
Defaults and Arrears on Senior Securities
N
H.
Changes in Control of Registrant
N
I.
Terms of New or Amended Securities
[Includes additions/deletions of classes to existing portfolios]
N
J.
Revaluation of Assets or Restatement of Capital Share Account
N
K.
Changes in Registrant's Certifying Accountant
N
L.
Changes in Accounting Principles and Practices
N
M.
Mergers
N
N.
Actions Required to be Reported Pursuant to Rule 2a-7
N
O.
Transactions effected Pursuant to Rule 10f-3
N
P.
Information Required to be Filed Pursuant to Existing Exemptive
Orders

N
Q.1)
Exhibits
Y
Q.2)
Any information called for by instructions to sub-item 77Q2
N
Q.3)
Any information called for by instructions to sub-item 77Q3
N


EXHIBIT 77Q

THE WACHOVIA MUNICIPAL FUNDS

Amendment No. 11
to the
AMENDED AND RESTATED DECLARATION OF TRUST dated February 24, 1992

	Effective December 4, 1997:

	Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

	Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

Wachovia Georgia Municipal Bond Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia North Carolina Municipal Bond Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia South Carolina Municipal Bond Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Virginia Municipal Bond Fund
	Class A Shares
	Class B Shares
	Class Y Shares

	The undersigned certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 4th day of December, 1997.

	WITNESS the due execution hereof this 4th day of December, 1997.


/s/James A. Hanley		/s/Samuel E. Hudgins
James A. Hanley	Samuel E. Hudgins

/s/J. Berkley Ingram, Jr.		/s/D. Dean Kaylor
J. Berkley Ingram, Jr.	D. Dean Kaylor

/s/Charles S. Way, Jr.
Charles S. Way, Jr.